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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 22, 2006
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                          Russ Berrie and Company, Inc.
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               (Exact Name of Registrant as Specified in Charter)

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         New Jersey                     1-8681                 22-1815337
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
 of Incorporation)                                          Identification No.)
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                   111 Bauer Drive, Oakland, New Jersey 07436
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (201) 337-9000
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 22, 2006, Russ Berrie and Company, Inc. (the "Company") entered into an agreement (the "Agreement") with John D. Wille. Pursuant to the Agreement, in the event that Mr. Wille's employment with the Company is terminated without cause, notwithstanding the provisions of the Company's Severance Policy for Domestic Vice Presidents (and Above) (the "Policy"), he will be entitled to the benefits of the Policy for a period of 12 months, except that reimbursement for automobile expenses will be as provided in the Policy. In addition, notwithstanding the provisions of the Policy, if Mr. Wille obtains gainful employment at any time during months 7 through 12 of any severance period, severance benefits will terminate upon the commencement of such employment.

A copy of the Agreement is filed herewith as Exhibit 10.104, and is incorporated herein by reference thereto.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

         The following exhibits are filed with this report:

Exhibit 10.104 Agreement dated March 22, 2006, between Russ Berrie and Company, Inc. and John D. Wille.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2006                        RUSS BERRIE AND COMPANY, INC.


                                           By: /s/ Marc S. Goldfarb
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                                               Marc S. Goldfarb
                                               Vice President and
                                               General Counsel
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                                  Exhibit Index

Exhibit 10.104 Agreement dated March 22, 2006, between Russ Berrie and Company, Inc. and John D. Wille.